TRAVELERS SERIES FUND, INC.

SUPPLEMENT DATED JULY 22, 2004

TO THE PROSPECTUSES OF THE PORTFOLIOS INDICATED BELOW

The section of each of the Prospectuses for the Portfolios listed below entitled “Management—Recent Developments” is deleted and replaced with the following:

Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (CAM), including its applicable investment advisory companies and Citicorp Trust Bank (CTB), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

AIM Capital Appreciation Portfolio	February 27, 2004
Strategic Equity Portfolio	February 27, 2004
MFS Total Return Portfolio	February 27, 2004
Pioneer Strategic Income Portfolio	February 27, 2004
Travelers Managed Income Portfolio	February 27, 2004
Van Kampen Enterprise Portfolio	February 27, 2004
Salomon Brothers Strategic Total Return Bond Portfolio	February 27, 2004
Smith Barney Aggressive Growth Portfolio	February 27, 2004
Smith Barney High Income Portfolio	February 27, 2004
Smith Barney International All Cap Growth Portfolio	February 27, 2004
Smith Barney Large Capitalization Growth Portfolio	February 27, 2004
Smith Barney Large Cap Value Portfolio	February 27, 2004
Smith Barney Mid Cap Core Portfolio	February 27, 2004
Smith Barney Money Market Portfolio	February 27, 2004
SB Adjustable Rate Income Portfolio	February 27, 2004

FD